UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 14, 2006
                                                ______________________________



                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



          Maryland                       000-29949               31-1686242
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                         45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On November 14, 2006, Peoples Community Bancorp, Inc. (the "Company") reported that it had revised its previously announced results of operations for the three and nine month periods ended September 30, 2006.

     For additional information, reference is made to the Company's press release dated November 14, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits.

          The following exhibit is filed herewith.

        Exhibit No.     Description
        -------------   --------------------------------------------

        99.1            Press release dated November 14, 2006



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PEOPLES COMMUNITY BANCORP, INC.



Date: November 15, 2006       By: /s/ Jerry D. Williams
                                  -------------------------------------
                                  Jerry D. Williams
                                  President and Chief Executive Officer


                               EXHIBIT INDEX


        Exhibit No.     Description
        -------------   --------------------------------------------

        99.1            Press release dated November 14, 2006